UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 1, 2011

(Date of earliest event reported)

AMERICAN NATIONAL BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street

Danville, Virginia 24541

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2011, American National Bankshares Inc. (“American”) completed its merger with MidCarolina Financial Corporation (“MidCarolina”) pursuant to the terms and conditions of the Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of December 15, 2010, between American and MidCarolina (the “Merger”). The acquisition was accomplished by MidCarolina merging with and into ANB Merger Subsidiary, Inc. (“ANB Sub”), a wholly-owned subsidiary of American, immediately followed by ANB Sub merging with and into American.

Pursuant to the Merger Agreement, each share of common stock of MidCarolina issued and outstanding immediately before the Merger was converted into the right to receive 0.33 shares of American common stock, plus cash in lieu of fractional shares. In addition, each option to purchase a share of MidCarolina common stock that was outstanding immediately before the Merger was converted into an option to purchase shares of common stock of American, adjusted for the 0.33 exchange ratio. Further, each share of Series A preferred stock of MidCarolina issued and outstanding immediately before the Merger was converted into the right to receive one share of American Series A Preferred Stock (as defined in Item 5.03 below), which has substantially identical terms, preferences and rights as the MidCarolina Series A preferred stock.

In connection with the Merger, the parties have caused MidCarolina Bank, MidCarolina’s wholly-owned subsidiary bank, to merge with and into American National Bank and Trust Company (“American National Bank”), with American National Bank the surviving institution. The former offices of MidCarolina Bank are expected to operate under the name “MidCarolina Bank, a division of American National Bank and Trust Company” until early 2012.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this report. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Upon issuance of the American Series A Preferred Stock, and as more fully described in the Articles of Incorporation of American, as amended, attached as Exhibit 3.1 to this report, the ability of American to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on American common stock and other of American’s capital stock ranking junior to or on parity with the American Series A Preferred Stock, may be subject to certain restrictions.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement and effective as of the time of the Merger, the following former MidCarolina directors were appointed to American’s board of directors: F. D. Hornaday III, John H. Love and Robert A. Ward. Such directors will serve until the 2012 annual meeting of shareholders of American, at which time they will be nominated for election to the board to serve in one of three respective classes to which they will be assigned. In addition, Mr. Hornaday has been appointed to serve on the Corporate Governance and Nominating Committee of the board, Mr. Love has been appointed to serve on the Operational Risk and Security Committee of the board, and Mr. Ward has been appointed to serve on the Audit and Compliance Committee of the board. Each of the new American directors was also appointed to the board of directors of American National Bank.

Messrs. Hornaday, Love and Ward will receive the same monthly retainer and other board fees payable to American’s other non-employee board members. In 2011, directors of American National’s board can elect to receive a monthly retainer in the form of either (i) $1,000 cash or (ii) restricted stock with a market value of $1,250. The monthly retainer is paid on a quarterly basis. The attendance fee for each meeting of a committee of the American board or an American National Bank board meeting is $400 in cash or $500 in restricted stock, also paid quarterly.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

Pursuant to the Merger Agreement and effective immediately prior to the time of the Merger, American filed Articles of Amendment to its Articles of Incorporation to authorize the creation, out of the authorized and unissued shares of preferred stock of the corporation, of a series of preferred stock designated as “Noncumulative Perpetual Series A Preferred Stock” and having a par value of $5.00 per share (the “American Series A Preferred Stock”). Pursuant to the Merger Agreement, the 5,000 authorized shares of American Series A Preferred Stock are to be exchanged for the 5,000 shares of Series A preferred stock of MidCarolina issued and outstanding at the time of the Merger. The shares of American Series A Preferred Stock have substantially identical terms, preferences and rights as the shares of MidCarolina’s Series A preferred stock. The holders of American Series A Preferred Stock are entitled to a quarterly dividend at a variable rate equal to three month LIBOR plus 3.75% of the $1,000 liquidation preference per share before any dividend may be paid to the holders of American common stock. The preference is noncumulative and subject to the American board of directors’ declaration of a dividend from funds legally available for the dividend. A copy of the Articles of Incorporation of American, as amended, is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Amendment to Bylaws

Pursuant to the Merger Agreement and effective as of the time of the Merger, American amended its Bylaws to expand the number of directors of its board from 13 to 14 directors. A copy of the Bylaws of American, as amended, is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

See Item 5.02 of this report for information on the directors appointed to American’s board of directors.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this report is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this report is required to be filed.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated December 15, 2010, by and between American National Bankshares Inc. and MidCarolina Financial Corporation (incorporated by reference to Exhibit 2.1 to American National Bankshares Inc.’s Current Report on Form 8-K filed on December 17, 2010).

3.1	Articles of Incorporation of American National Bankshares Inc., as amended July 1, 2011.

3.2	Bylaws of American National Bankshares Inc., as amended July 1, 2011.

99.1	Press release, dated July 1, 2011, announcing the completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL BANKSHARES INC.

By:	/s/ William W. Traynham
William W. Traynham
Senior Vice President and
Chief Financial Officer

Date: July 5, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated December 15, 2010, by and between American National Bankshares Inc. and MidCarolina Financial Corporation (incorporated by reference to Exhibit 2.1 to American National Bankshares Inc.’s Current Report on Form 8-K filed on December 17, 2010).

3.1	Articles of Incorporation of American National Bankshares Inc., as amended July 1, 2011.

3.2	Bylaws of American National Bankshares Inc., as amended July 1, 2011.

99.1	Press release, dated July 1, 2011, announcing the completion of the Merger.